Exhibit 23(c)


July 8, 1998


                       Consent of Berwind Financial, L.P.


We consent to the inclusion of our Fairness Opinion issued to Community Financial Holding Corporation in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".

                                                   Berwind Financial, L.P.


                                                By:  ANTHONY A. LATINI
                                             Title:   Vice President